UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2007

MAGYAR BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51726	20-4154978
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Somerset Street, New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 342-7600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 16, 2007, the Board of Directors of Magyar Bancorp, Inc. (the “Company”) approved the Company’s second stock repurchase plan. The Company intends to repurchase up to 5% of its outstanding shares (excluding shares held by Magyar Bancorp, MHC, the Company’s mutual holding company), or up to 129,924 shares. The timing of the repurchases will depend on certain factors, including but not limited to, market conditions and prices, the Company’s liquidity requirements and alternative uses of capital. A copy of the press release announcing the share repurchase plan is included herein as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated November 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: November 20, 2007	By:	/s/ Elizabeth E. Hance
Elizabeth E. Hance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 19, 2007.